UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

Authentic Equity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39903	98-1562072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Elm Place, 2nd Floor Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

(646) 374-0919
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the units	AEAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AEACW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share, $0.0001 par value, and half of one redeemable warrant	AEACU	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On January 6, 2023, Authentic Equity Acquisition Corp. (the “Company”) issued a press release announcing that as of the close of business on January 20, 2023, the publicly held Class A ordinary shares, par value $0.0001, will be deemed cancelled and will represent only the right to receive their pro-rata share in the Company’s trust account, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 6, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIC EQUITY ACQUISITION CORP.

Date: January 6, 2023	By:	/s/ Todd Khoury
	Name:	Todd Khoury
	Title:	Chief Financial Officer

[Signature Page to Form 8-K]

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